UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 23, 2025

Date of Report (date of earliest event reported)

RAYMOND JAMES FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Florida	1-9109	59-1517485
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

880 Carillon Parkway	St. Petersburg	Florida	33716
(Address of principal executive offices)			(Zip Code)

(727) 567-1000

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	RJF	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of 6.375% Fixed-to-Floating Rate Series B Non-Cumulative Perpetual Preferred Stock	RJF PrB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On September 23, 2025, Raymond James Financial, Inc. (the “Company”) entered into the Second Amended and Restated Credit Agreement (the “Second Amended and Restated Credit Agreement”) with respect to its existing unsecured Amended and Restated Credit Agreement, dated as of April 6, 2023 (the “Credit Agreement”), as amended, among the Company, Raymond James & Associates, Inc., and a syndicate of lenders led by Bank of America, N.A. as administrative agent.

The Second Amended and Restated Credit Agreement amends and restates the Credit Agreement to, among other things, (i) extend the maturity date for any borrowings under the Second Amended and Restated Credit Agreement to September 23, 2030, (ii) increase the facility amount to $1,000,000,000 and (iii) decrease the applicable rate by which interest is calculated such that borrowings under the Second Amended and Restated Credit Agreement will bear interest at the applicable Base Rate, Term SOFR Rate, Daily Floating Term SOFR Rate or Alternative Currency Term Rate (each as defined in the Second Amended and Restated Credit Agreement) plus an applicable rate ranging between 0.000% and 1.300% (decreased from a range between 0.000% and 1.425%) in each case determined with reference to the non-credit-enhanced, senior unsecured long-term debt ratings of the Company.

The above summary of the Second Amended and Restated Credit Agreement is not complete and is qualified in its entirety by reference to the complete text of the Second Amended and Restated Credit Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following are filed as exhibits to this report:

Exhibit No.	Description

10.1*	Second Amended and Restated Credit Agreement, dated as of September 23, 2025, among Raymond James Financial, Inc., Raymond James & Associates, Inc., the Lenders party thereto and Bank of America, N.A.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of such schedules and attachments to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYMOND JAMES FINANCIAL, INC.

Date: September 23, 2025	By:	/s/ Jonathan W. Oorlog, Jr.
Jonathan W. Oorlog, Jr.
Chief Financial Officer